EXHIBIT 10.5

                             SUBSCRIPTION AGREEMENT

THIS AGREEMENT is effective the 25th day of May, 2001 between INOIZE.COM SOFTWARE LTD. (the "Issuer"), a company incorporated pursuant to the laws of British Columbia and having a registered office located at 601 W Broadway, Vancouver, British Columbia, V5Z 4C2 and IQUEST NETWORKS INC. (formerly known as Interlink Systems Inc. and Glassmaster Industries Inc.), a company incorporated pursuant to the laws of Wyoming (the "Subscriber") with and address of 507 - 837 West Hastings Street, Vancouver, British Columbia, V6C 3N6

WHEREAS the Issuer has offered to sell and the Subscriber has agreed to purchase certain securities of the Issuer pursuant to, and in compliance with, and exemption ("Exemption") from the registration and prospectus requirements of the Securities Act (British Columbia)(the "Act"), and the Securities Rules (the
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"Rules").

NOW THEREFOR THIS AGREEMENT WITNESSES that in consideration of the mutual covenants and agreements herein contained, the receipt of which is hereby acknowledged, the parties covenant and agree with each other as follows:

Subscription
------------
     1. The Subscriber hereby irrevocably subscribes for and agrees to purchase, and the Issuer agrees to issue and sell 1,875,000 Class B common shares ("Shares") of the Issuer at a price of $0.05333 per Share, for and aggregate purchase price (the "Purchase Price") of $100,000. The Shares will be recorded in the name of the Subscriber at the address set out below.

Delivery  and  Use  of  Purchase  Price
---------------------------------------
     2. The Subscriber has advanced $92,000 of the Purchase price to the Issuer. The Subscriber agrees to deliver the remainder of the Purchase Price to the Issuer together with an executed copy of this Agreement and the applicable prescribed regulatory forms fully executed and completed. Upon receipt, the subscription hereby constituted shall be irrevocable, and the Subscriber irrevocably agrees that, upon due acceptance of the subscription by the Issuer, the Issuer may immediately user the Purchase Price for its ongoing business.
     3. The undersigned hereby directs that, upon acceptance of this offer by the Issuer, the Shares be issued in its name at the address provided below and delivered to the undersigned at the address provided below.
     4. In the event that a Subscriber's offer is not accepted within 90 days of the date of this Subscription Agreement, the Issuer agrees to return its subscription monies to the undersigned, without interest.

Acknowledgement
---------------
     5.   The  Subscriber  acknowledges, confirms and agrees with the following:
          a. No prospectus has been filed by the Issuer in connection with the issuance of the Shares, it being understood that the issuance of the Shares is to be made pursuant to an Exemption on the basis that the Subscriber meets certain qualifications, and, as a consequence:


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               i.   The  Subscriber  is  restricted from using most of the civil remedies  available  under  the  Act  and  the  Rules;

          b. The Shares will be subject to restrictions on resale pursuant to the Act and Rules and any proposed transfer of beneficial ownership of the Shares will require compliance with and Exemption under the Act or Rules. If no Exemption is available then the Subscriber will be unable to resell the Shares until such time as the Issuer has been a reporting issuer pursuant to the Act for a period of 12 months. The Issuer is not now and may never become a reporting Issuer;
          c. If the Subscriber is a resident of a jurisdiction other than British Columbia, the Subscriber will be required to comply with the requirements, if any, of the securities legislation of that jurisdiction with respect to the purchase and any subsequent resale of the Shares, and it is the Subscriber's responsibility, based on such independent professional advice as the Subscriber determines is necessary, to abide by all such requirements;
          d. The Subscriber's offer to purchase the Shares shall not be deemed to be accepted by the Issuer until the board of directors of the Issuer passes a resolution to that effect; and
          e. Since the Shares have not been qualified for sale in the United States of America ("USA"), the Shares cannot be knowingly sold to a USA resident or citizen at any time prior to the appropriate registration or qualification of the Shares in the USA.

Representations and Warranties of the Subscriber
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     6.   The  Subscriber  represents  and warrants to the Issuer, acknowledging that the Issuer will be relying upon such representations and warranties in entering into this Agreement, that:
          f. The purchase of the Shares by the Subscriber is to be made under the Exemption available under section 74(2)(4) of the Act, and that the Subscriber is not a syndicate, partnership or other form of unincorporated entity or organization created solely to permit the purchaser of the Shares by a group of individuals whose individual share of the aggregate acquisition cost of the shares is less than $97,000;
          g. The Subscriber is purchasing as principal, for investment and not with a view to resale or distribution, and no other person, corporation, firm or other organization will have a beneficial interest in the Shares;
          h. The Subscriber has the legal capacity and competence to enter into and execute this Agreement and take all actions required pursuant hereto and the Subscriber is duly incorporated and avidly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders, and others have been given to authorize execution of the Agreement on behalf of the Subscriber;


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          i.   The  entering  into  of  this  Agreement  and  the  transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;
          j. This Agreement has been duly executed and delivered by the Subscriber and constitutes a valid and binding agreement of the Subscriber enforceable against the Subscriber in accordance with its terms;
          k. The Subscriber is aware and has been advised that its subscription monies represent "seed" or "risk" capital for the Issuer, that the Issuer is in a promotional and speculative stage of development, that there is no market whatsoever for the securities of the Issuer and that the Shares may now or in the future have little or no value;
          l. The Subscriber is aware that if the Subscriber is a resident in a jurisdiction other than British Columbia, any Shares issued to the Subscriber upon acceptance of the Subscriber's subscription may be subject to restrictions on resale imposed under the law of such jurisdiction. The Subscriber acknowledges that it is its duty to find out what restrictions may apply and that the Issuer is under no obligation to and does not intend to qualify the Shares for resale in such jurisdiction;
          m. The Issuer is non-reporting issuer under the laws of the PROVINCE OF BRITISH COLUMBIA and the Shares to be issued to the Subscriber upon acceptance of this subscription will be issued as an exempt trade, based upon the relationship set out in paragraph (a) above, and no filings or clearances or reviews under the Act have been or are being made in connection with such trade; n. The Subscriber understands that prior to the date hereof the Issuer may have allotted and issued shares;
          o. The Subscriber has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of this investment and the Subscriber is able to bear the economic risk of a total loss of this investment;
          p. The Subscriber is not purchasing the Shares as a result of an advertisement of the Shares in printed media of general and regular paid circulation, radio or television;
          q. No person has made to the Subscriber any written or oral representations:
               i.   that  any  person  will  resell  or  repurchase  the Shares;
               ii. that any person will refund the purchase price of the Shares;
               iii. as  to  the  future  price  of  value  of  the  Shares;  or
               iv. that the Shares will be listed and posted for trading on a stock exchange, or that application has been made to list and post the Shares for trading on a stock exchange;
          r. to the Subscriber's knowledge, the Subscriber has not been solicited to make this subscription in any manner contrary to the Act or the Rules or the USA Securities Act of 1933, as amended; and


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Representations  and  Warranties  of  the  Issuer
-------------------------------------------------
     7. The Issuer represents and warrants to the Subscriber, acknowledging that the Subscriber will be relying upon such representations and warranties in entering into this Agreement, that:
          s. The Issuer and its subsidiaries, if any, are valid and subsisting corporations duly incorporated and in good standing under the laws of their governing jurisdictions;
          t. To the best of its knowledge, there are no actions, suits, judgments, investigations or proceedings of any material kind outstanding, pending, or threatened against or affecting the Issuer, its subsidiaries, if any, or its directors, officers or promoters at law or in equity or before or by any federal, provincial, state, municipal, or other governmental department, commission, board, bureau or agency of any kind whatsoever and, to the best of its knowledge, there is no basis therefore;
          u. The issuance and sale of the Shares by the issuer does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Issuer is a party;
          v. The execution of this agreement has been duly authorized by all necessary corporate action on behalf of the Issuer, and constitutes a binding obligation of the Issuer enforceable in accordance with its terms;
          w. The Issuer will reserve or set aside sufficient shares in the treasury of the Issuer to issue to the Subscriber the Shares purchased; and
          x. Upon their issuance, the Shares will be validly issued and outstanding fully paid and non-assessable common shares of the Issuer registered in the name of the Subscriber as provided for herein, free and clear of all voting restrictions, trade restrictions (except as may be imposed by operation of applicable securities laws as a result of the use of the prospectus and registration exemptions described herein), liens, charges or encumbrances of any kind whatsoever.

Condition
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     8.   the  distribution  of  the  Shares  by  the  Issuer  is condition upon compliance  with  the  requirements  of  the  Exemption.

Miscellaneous
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     9.   This agreement constitutes the entire agreement between the Subscriber and the Issuer, and there are not other agreements, warranties, representations, conditions or covenants, written or oral, express or implied, in respect of, or which affect, the transactions herein contemplated, and this Agreement supersedes and supplants any previous dealings whatsoever between the Subscriber and the Issuer in respect of this subscription.
     10. This Agreement may not be assigned by either party hereto, and shall be binding on the Subscriber's heirs, executors, trustees in bankruptcy or other legal representatives or successors.
     11.  Time  is  of  the  essence  of  the  Agreement.


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     12.  A  party  to  this  Agreement  will  give  all  notices to, or written communications with, the other party concerning this Agreement by hand (including courier) or by registered mail addressed to the other party's address set out above, as may be amended by like notice, and such notices shall be effective on the date of delivery.
     13. This Agreement will be governed by, and construed in accordance with, the laws of British Columbia.
     14. This Agreement may be signed by the parties in counterparts and may be delivered by facsimile, each of which when delivered will be deemed to be an original and all of which together will constitute one instrument.

IN WITNESS WHEREOF the parties have executed this Agreement effective as of the 25th day of May, 2001.

INOIZE.COM  SOFTWARE  LTD.


Per:   "Craig  Hamilton"
      ------------------------
      Authorized  Officer


IQUEST  NETWORKS  INC.         SUBSCRIBER'S  ADDRESS
                               #507,  837  West  Hastings  Street
                               ----------------------------------
                               Vancouver,  BC
                               ----------------------------------
Per:    "Tony  Drescher"       V6C  3N6
      -------------------      ----------------------------------
      Authorized  Officer
                               ----------------------------------


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